                                     [LOGO]




                                  ROMTECH, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1833


                                                                 October 9, 1998


Dear Shareholder:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders of RomTech, Inc. (the "Company") which will be held at 2:00 p.m. (Philadelphia time) on November 18, 1998 at the Company's executive offices located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to be present, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

         Your copy of the Company's 1998 Annual Report is also enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

                                                 Sincerely,



                                                 /s/ GERALD W. KLEIN
                                                 -----------------------
                                                 GERALD W. KLEIN
                                                 President and
                                                 Chief Executive Officer


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  ROMTECH, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1833
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                November 18, 1998

To Our Shareholders:

         The 1998 Annual Meeting of Shareholders of RomTech, Inc. (the "Company") will be held at 2:00 p.m. (Philadelphia time) on Wednesday, November 18, 1998, at the Company's executive offices located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania, for the following purposes:

         1.  To elect four (4) directors;

         2. To vote on ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending June 30, 1999; and

         3. To act upon such other business as may properly come before the meeting.

         The Board of Directors has fixed September 21, 1998 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).

By Order of the Board of Directors,



/s/ THOMAS W. MURPHY
--------------------
THOMAS W. MURPHY
Secretary


October 9, 1998


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  ROMTECH, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1833

                       ----------------------------------

                                 PROXY STATEMENT

         RomTech, Inc. (the "Company") is providing to its shareholders this proxy statement and the accompanying proxy card in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held at the Company's executive offices located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania on November 18, 1998 at 2:00 p.m. (Philadelphia time), or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about October 9, 1998.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a date later than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Thomas W. Murphy, Secretary, RomTech, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047-1833.

         All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum for each of the matters on which shareholders will vote at the Meeting. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Election of Directors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast in the election. Directors shall be elected by a plurality, and the four nominees who receive the most votes will be elected. Votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Broker non-votes will not be taken into account in determining the outcome of the election.

         Approval of Auditors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of auditors. The matter will be approved if a majority of the votes cast are for approval. Abstentions and broker non-votes will not be taken into account in determining the outcome.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                VOTING SECURITIES

         At the close of business on September 21, 1998, the record date for the determination of shareholders entitled to receive notice of and to vote at the Company's 1998 Annual Meeting of Shareholders, the Company's outstanding voting securities consisted of 9,506,200 shares of Common Stock. Holders of Common Stock are entitled to one vote per share. Unless otherwise indicated, the following table sets forth information according to information supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on September 21, 1998: (i) by those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) by each nominee for director and director of the Company; (iii) by each of the Company's executive officers named in the Summary Compensation Table; and (iv) by all directors and executive officers of the Company as a group.

                                                              Amount and Nature
Name of                                                        of Beneficial                     Percent of Class
Beneficial Owner (1)                                           Ownership (2)                     Beneficially Owned
--------------------                                          -----------------                  ------------------
Robert M. Aiken, Jr.                                            21,500 (3)                             *

William C. Acheson                                             107,400 (4)                             1.1%

John E. Baer                                                   570,000 (5)                             6.0%

John J. Brown                                                  941,000 (6)                             9.8%
1217 Foxglove Lane
West Chester, PA 19380

Joseph A. Falsetti                                             590,000 (7)                             6.2%
107 Muirfield Ct.
New Hope, PA 18938

Gerald W. Klein                                                367,000 (8)                             3.8%

Odyssey Capital Group, L.P.                                  1,122,699 (9)                            11.8%
950 West Valley Road, Suite 2902
Wayne, PA 19087

Thomas D. Parente                                              44,500 (10)                             *
133 Union Mill Terrace
Mt. Laurel, NJ 08054

Lambert C. Thom                                               115,309 (11)                             1.2%
Bangert Dawes Reade Davis & Thom
220 Montgomery Street
San Francisco, CA 94104

All officers and directors as a group (6 persons)           1,225,709 (12)                            12.4%

-------
*Less than 1%.

(1) Unless otherwise indicated, the address of each named holder is c/o RomTech, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, PA 19047.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 12,500 shares of Common stock which may be acquired through the exercise of options which were exercisable as of September 21, 1998 or become exercisable within 60 days of that date.

(4) Includes 50,000 shares of Common stock which may be acquired through the exercise of options which were exercisable as of September 21, 1998 or become exercisable within 60 days of that date.

(5) Includes 65,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of September 21, 1998 or became exercisable within 60 days of that date. Of the 65,000 shares, 7,500 shares of Common Stock are subject to options held by Mr. Baer's wife.

(6) Includes 144,328 shares of Common Stock issuable upon exercise of warrants which are immediately exercisable.

(7) Includes 75,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of September 21, 1998 or became exercisable within 60 days of that date. Of the 75,000 shares, 17,500 shares of Common Stock are subject to options held by Mr. Falsetti's wife.

(8) Includes 202,500 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of September 21, 1998 or became exercisable within 60 days of that date.

(9) The information presented is as of June 30, 1998 based upon information supplied to the Company by Odyssey Capital Group, L.P. ("Odyssey"). As reported in a Schedule 13G dated February 17, 1997 jointly filed by Odyssey, John P. Kirwin, Bruce E. Terker and Kirk B. Griswold (upon which the Company has relied in making this disclosure), voting and investment power of the shares of Common Stock held by Odyssey are shared by Odyssey and Messrs. Kirwin, Terker and Griswold, who are each officers of the corporate general partner of Odyssey. Includes 28,000 shares of Common Stock issuable upon exercise of warrants.

(10) Includes 22,500 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of September 21, 1998 or became exercisable within 60 days of that date. Also includes 2,000 shares held by Mr. Parente's immediate family members.

(11) Includes 7,500 shares of Common Stock which may be acquired through the exercise of options exercisable as of September 21, 1998 or become exercisable within 60 days of that date. Also includes 46,685 shares of Common Stock issuable upon conversion of convertible subordinated debt.

(12) Includes 399,185 shares of Common Stock which may be acquired by such persons through the exercise of options and/or conversion of convertible subordinated debt which were exercisable or convertible as of September 21, 1998 or become exercisable or convertible within 60 days of that date.

                       EXECUTIVE OFFICERS OF THE COMPANY


         The executive officers of the Company are as follows:

 Name                         Age         Position
 ----                         ---         --------

Gerald W. Klein               50          President, Chief Executive Officer and
                                          Chief Financial Officer

William C. Acheson            48          Vice President - Marketing

John E. Baer                  39          Vice President - Sales

         Mr. Klein has been President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. Mr. Klein is a certified public accountant.

         Mr. Acheson has been Vice President Sales and Marketing since May 1997. Prior to that, Mr. Acheson provided marketing consulting services to the Company from January 1997 until April 1997. From 1992 until April 1996, Mr. Acheson served as Senior Vice President of Revlon Corp.

         Mr. Baer founded the Company in July 1992 and served as its President and Treasurer from the Company's inception until June 1995. Mr. Baer has been Vice President - Sales since June 1995.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Four directors are to be elected at the 1998 Annual Meeting to serve for one-year terms until the 1999 Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

                                                                                           Director
    Name                         Age    Title                                               Since
    ----                         ---    -----                                               -----
Robert M. Aiken, Jr.(1)(2)        55    Director                                             1998

Gerald W. Klein                   50    Director, President, Chief Executive Officer         1994
                                        and Chief Financial Officer

Thomas D. Parente(1)(2)           51    Chairman of the Board of Directors                   1995

Lambert C. Thom(2)                53    Director                                             1997

-------
(1)      Member of Audit Committee
(2)      Member of Compensation Committee

         The principal occupation of each of the nominees for director of the Company is set forth below.

         ROBERT M. AIKEN, JR., who has been a director since January 1998, has been President of RMA Consulting, Inc., a management consulting firm, since July 1998. From November 1997 to June 1998, Mr. Aiken was Executive Vice President and Chief Financial Officer of Sun Company, Inc., and from September 1990 to October 1997, Mr. Aiken was Senior Vice President and Chief Financial Officer of Sun Company, Inc. Mr. Aiken has served as Chairman of the Board and Director of Radnor Corp., a real estate development company and wholly-owned subsidiary of Sun Company, Inc., since June 1994. Mr. Aiken is a certified public accountant. In addition to serving on the Company's board, Mr. Aiken serves on the Board of Trustees for Bryn Mawr College and Crozer Keystone Health System.

         GERALD W. KLEIN has served as President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991. Mr. Klein is a certified public accountant.

         THOMAS D. PARENTE joined the Company as a Director in June 1995, and was elected as Chairman of the Board in August 1998. Mr. Parente is Director of Corporate Development for Ole Hansen & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1995, he was a Vice President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG Peat Marwick LLP and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         LAMBERT C. THOM joined the Company as a director in December 1997. He has served as Vice President of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met nine times during fiscal 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has a standing Audit Committee and a Compensation Committee. The Audit Committee has the authority and duty to recommend to the Board of Directors the auditors to be engaged as the Company's independent public accountants and to review the results and scope of the audit and other services provided by the Company's independent accountants and to take such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and appropriate accounting of its assets and liabilities. The members of the Audit Committee are Messrs. Parente and Aiken. This committee met two times during fiscal 1998.

         The Compensation Committee is responsible for reviewing the Company's compensation practices and benefit plans and to determine the salaries and bonus awards of the Company's executive officers. The members of the Compensation Committee are Messrs. Aiken, Parente and Thom. This Committee met one time during fiscal 1998.

                            COMPENSATION OF DIRECTORS

         The non-employee members of the Board of Directors receive $500 per meeting attended. Additionally, the members of the Audit Committee receive $500 for each committee meeting attended and the members of the Compensation Committee receive $500 for each committee meeting attended. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan provides that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter receive options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 1998, 1997 and 1996 to the Company's Chief Executive Officer and the Company's other executive officers whose salary and bonus exceeded $100,000 during the 1998 fiscal year.

                                Annual Compensation                                             Long-Term Compensation
                                -------------------                                             ----------------------

                                                                                                     Securities
                                     Fiscal                                Other Annual              Underlying        All Other
Name & Principal Position             Year       Salary($)    Bonus($)     Compensation              Options(#)     Compensation($)
-------------------------            ------      ---------    --------     ------------              ----------     ---------------
Gerald W. Klein (1)                  1998        133,270         - 0 -           --                 205,000  (2)        3,138  (4)
President, Chief Executive           1997        108,299        10,000           --                 205,000  (2)           --
Officer and Chief Financial          1996         38,077            --           --                 105,000  (3)
Officer

William C. Acheson                   1998        100,000        60,000           --                 220,000  (5)        2,695  (4)
Vice President-Marketing             1997         16,154         - 0 -           --                 100,000  (5)           --

Joseph A. Falsetti (6)               1998        190,500         - 0 -           (6)                 50,000  (8)        4,975  (4)
Former Chairman of the Board         1997        124,232        40,000           (7)                 50,000  (8)
and Chief Executive Officer          1996        107,000        20,000           (7)                     --

--------------------------

(1)  Mr. Klein was appointed President and Chief Executive Officer in June 1998.

(2) 205,000 stock options granted to Mr. Klein during the 1997 fiscal year were subsequently canceled and 205,000 new stock options were regranted to Mr. Klein during the 1998 fiscal year at a lower exercise price.

(3) 105,000 options granted to Mr. Klein during the 1996 fiscal year were subsequently canceled and 105,000 new options were granted to Mr. Klein during the 1997 fiscal year at a lower exercise price.

(4) Represents amounts contributed by the Company to each executive officer's 401(k) Plan.

(5) 100,000 stock options granted to Mr. Acheson during the 1997 fiscal year were subsequently canceled and 100,000 new stock options were granted to Mr. Acheson during the 1998 fiscal year at a lower exercise price.

(6) Mr. Falsetti resigned as Chief Executive Officer of the Company in June 1998, and in connection therewith entered into a Separation Agreement and General Release with the Company. Under the agreement, Mr. Falsetti agreed to release the Company from any claims relating to his employment, and further agreed not to compete with the Company for a one-year period. In return, the Company agreed to continue to pay Mr. Falsetti the equivalent of his 1998 base salary ($195,000 for 12 months), to maintain his health, life and disability benefits for 12 months and to continue to permit Mr. Falsetti to exercise stock options previously granted for the remainder of their respective terms. During the 1998 fiscal year, Mr. Falsetti also received $20,000 representing an advance on his anticipated 1998 bonus, which Mr. Falsetti was permitted to retain.

(7)  Amount does not exceed $50,000 or 10% of salary and bonus.

(8) 50,000 stock options granted to Mr. Falsetti during the 1997 fiscal year were subsequently canceled and 50,000 new stock options were granted to Mr. Falsetti during the 1998 fiscal year at a lower exercise price.

OPTION GRANTS DURING 1998 FISCAL YEAR

The following table provides information related to options granted to the named executive officers during fiscal 1998. The Company does not have any outstanding stock appreciation rights.

                                         Number of          Percent of Total
                                         Securities          Options Granted             Exercise
                                         Underlying          To Employees                 Price           Expiration
         Name                          Options Granted       In Fiscal Year               ($/Sh)             Date
--------------------------------------------------------------------------------------------------------------------
William C. Acheson                       100,000 (1)             9.6%                      $2.00            5/22/02
                                          60,000 (2)             5.7%                      $2.53            1/02/03
                                          60,000 (3)             5.7%                      $2.69            3/31/03
Gerald W. Klein                          205,000 (4)            19.6%                      $2.00            5/22/02
Joseph A. Falsetti                        50,000 (5)             4.8%                      $2.00            5/22/02

(1) Of the 100,000 options granted, 50,000 are immediately exercisable and 25,000 of these options become exercisable on each of May 22, 1999 and May 22, 2000.

(2) 20,000 of these options become exercisable on each of January 2, 1999, January 2, 2000 and January 2, 2001.

(3) 20,000 of these options become exercisable on each of March 31, 1999, March 31, 2000 and March 31, 2001.

(4) Of the 205,000 options granted, 180,000 are immediately exercisable and 25,000 become exercisable on March 18, 1999.

(5)  All of these options are immediately exercisable.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table provides information related to employee options exercised by the named executive officers during fiscal 1998 and the value of such options at year-end.

                                                                       Number of
                                                                       Securities                      Value of
                                                                       Underlying                      Unexercised
                                                                       Unexercised                     In-The-Money
                                                                       Options at                      Options
                                  Shares                               FY-End (#)                      at FY-End ($)
                                Acquired On             Value          Exercisable/                    Exercisable/
        Name                    Exercise (#)          Realized ($)     Unexercisable                   Unexercisable
--------------------------------------------------------------------------------------------------------------------
William C. Acheson                  - 0 -                - 0 -         50,000/170,000                        *
Gerald W. Klein                     - 0 -                - 0 -         202,500/25,000                        *
Joseph A. Falsetti                  - 0 -                - 0 -          57,500/-0-                           *

* None of the options held by either Messrs. Acheson, Falsetti or Klein were in-the-money as of the end of the 1998 fiscal year.

REPRICING OF OPTIONS

       In fiscal 1998, the Board of Directors approved the cancellation and reissuance of certain outstanding stock options, including certain options held by William C. Acheson, Joseph A. Falsetti and Gerald W. Klein, in order to align the exercise price of such options with the current market price of the Company's Common Stock. Mr. Klein surrendered 205,000 options for cancellation and received new options for the purchase of 205,000 shares with an exercise price of $2.00 per share, which was greater than the market price of the Company's Common Stock on the date of grant. Mr. Falsetti surrendered 50,000 options for cancellation and received new options for the purchase of 50,000 shares with an exercise price of $2.00 per share, which was greater than the market price of the Company's Common Stock on the date of grant. Mr. Acheson surrendered 100,000 options for cancellation and received new options for the purchase of 100,000 shares with an exercise price of $2.00 per share, which was greater than the market price of the Company's Common Stock on the date of grant. The terms of all such new options, including vesting and termination dates, were the same as the options surrendered for cancellation.

LONG-TERM INCENTIVE PLANS

       There were no long-term incentive awards given to any executive officers during fiscal 1998.

SEVERANCE ARRANGEMENTS

       Joseph A. Falsetti resigned as Chief Executive Officer of the Company in June 1998, and in connection with his resignation entered into a Separation Agreement and General Release with the Company. Under the agreement, Mr. Falsetti agreed to release the Company from any claims relating to his employment, and further agreed not to compete with the Company for a one-year period. In return, the Company agreed to continue to pay Mr. Falsetti the equivalent of his 1998 base salary ($195,000 for 12 months), to maintain his health, life and disability benefits for 12 months and to continue to permit Mr. Falsetti to exercise stock options previously granted for the remainder of their respective terms.


                              CERTAIN TRANSACTIONS

       In April 1995, Odyssey Capital Group, L.P. ("Odyssey"), a principal shareholder of the Company, invested $200,000 in the Company as part of a $300,000 bridge financing to provide capital to the Company pending the completion of an initial public offering. Odyssey loaned $200,000 to the Company under a 12% promissory note (the "Promissory Note"). The Promissory Note was paid on October 25, 1996.

       During the years 1990 through 1995, John J. Brown, a former director and officer of the Company, made subordinated loans to Applied Optical Media Corporation ("AOMC") of approximately $400,000 and received Common Stock of AOMC and promissory notes in exchange therefore. On October 18, 1995, the Company merged with AOMC. As a condition precedent to this merger transaction, Mr. Brown accepted a $300,000 note (the "Brown Note") in exchange for all of AOMC's indebtedness to Mr. Brown. Simultaneously with the merger transaction, Ballyshannon Partners, L.P. ("Ballyshannon"), another shareholder of the Company (a limited partner of which is a principal of Odyssey), acquired the Brown Note.

       During the third quarter of fiscal 1997, Odyssey acquired $200,000 of the Brown Note from Ballyshannon, and exchanged $100,000 of the debt for 100,000 shares of the Company's Class Two Convertible Preferred Stock and 28,000 warrants to purchase Common Stock. Odyssey then exchanged the remaining $100,000 of the debt to pay the exercise price of warrants to purchase 198,687 shares of the Company's Common Stock.

                                 PROPOSAL THREE
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

       The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick LLP to be its auditors for the fiscal year ending June 30, 1999, subject to the ratification of the appointment by the Company's shareholders. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.


                              SHAREHOLDER PROPOSALS

       To be considered for inclusion in the Company's proxy statement relating to the Company's 1999 Annual Meeting of Shareholders, shareholder proposals must be received by the Company at its corporate office by June 11, 1999. In accordance with the Company's Bylaws, to be considered for presentation at the 1999 Annual Meeting of Shareholders, although not included in the Company's proxy statement, shareholder proposals must be received no later than August 10, 1999.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

       Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 1998, all of its officers and directors complied with all filing requirements applicable to them, except with respect to the following:

       Lambert C. Thom filed a Form 3 late; John P. Kirwin, III and Odyssey Capital Group, L.P. ("Odyssey") jointly filed one Form 4 late which reported three transactions; Mr. Kirwin and Odyssey each filed Forms 5 reporting one transaction which was not reported on a timely basis; and Lance Woeltjen filed a Form 4 late which reported three transactions.


                                  OTHER MATTERS

       The Company currently knows of no other business that will be presented for consideration at the 1998 Annual Meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1998, AS FILED WITH THE SECURITIES AND

EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO THE SECRETARY AT THE COMPANY'S CORPORATE OFFICES.

By order of the Board of Directors,

THOMAS W. MURPHY
Secretary

                                REVOCABLE PROXY

                                 ROMTECH, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                               NOVEMBER 18, 1998

    The undersigned hereby appoints Gerald W. Klein and William C. Acheson, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of RomTech, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's office located at 2000 Cabot Boulevard, Suite 110, Langhorne, PA on November 18, 1998 at 2:00 p.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary).

                      [ ] FOR                [ ] VOTE WITHHELD

     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN THAT NOMINEE'S NAME BELOW.

    ROBERT M. AIKEN, JR.   GERALD W. KLEIN   THOMAS D. PARENTE   LAMBERT C. THOM

II. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company.

           [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

    The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.
                  (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

    The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                                Date:         , 1998

                                                    (Please date this Proxy)

                                                    Signature of Shareholder

                                                    Signature of Shareholder

                                                Please sign exactly as your
                                                name(s) appear(s) to the left.
                                                When signing as attorney,
                                                executor, administrator, trustee
                                                or guardian, please give your
                                                full title. If shares are held
                                                jointly, each holder should
                                                sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.